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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                               AMENDMENT NO. 1 TO

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 28, 2001

                     First India Diversified Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

            000-29193                             06-1551283
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     (Commission File Number)          (IRS Employer Identification No.)

                  257-10 Union Turnpike, Floral Park, NY 11004
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         (Address of principal executive offices)     (Zip Code)

                                  888-238-6400
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              Registrant's telephone number, including area code:

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         (Former name or former address, if changed since last report.)


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Item 4. Changes in Registrant's Certifying Accountant.

Gregory Lazicky who audited First India Diversified Holdings financial statements for the period year ended 1999 was discharged as First India
Diversified Holdings principal independent accountant as a result of a determination made by the Board of Directors that it would be preferable to engage an accounting firm practicing in New York, site of First India's principal place of business. Accordingly on May 1, 2000, Aarom Stein of Woodmere, New York, was engaged as First India Diversified Holdings principal independent accountant. Aaron Stein audited First India Diversified Holdings Financial Statements for the fiscal year ended September 30, 2000 and reviewed interim quarterly statements filed since that date. Mr. Lazicky did not resign or decline to stand for re-election as First India Diversified Holdings principal accountant. The financial statements for the period ended September 30, 1999 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles. The change of accountants was effected by a duly adopted resolution of the Board of Directors.

There were no disagreements with Mr. Lazicky, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Mr. Lazicky's satisfaction, would cause him to make reference to the subject of the disagreements in connection with his report.

First India Diversified Holdings has authorized Mr. Lazicky to respond fully to the inquiries of the successor accountant concerning any matter related to the First India Diversified Holdings audits notwithstanding that there have been no disagreements with Mr. Lazicky regarding the scope or substance of First India Diversified Holdings audits.

ITEM 7. Financial Statements and Exhibits

(b) Exhibit.

     1. Letter from former accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          First India Diversified Holdings, Inc.

                                          By: __________________________________
                                                  David Griffith, President

       January   , 2002
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